This is filed pursuant to Rule 497(e).
File Nos. 333-87002 and 811-21081.

                               ALLIANCEBERNSTEIN RETIREMENT STRATEGIES
                                    - AllianceBernstein 2000 Retirement Strategy
                                    - AllianceBernstein 2005 Retirement Strategy
                                    - AllianceBernstein 2010 Retirement Strategy
                                    - AllianceBernstein 2015 Retirement Strategy
                                    - AllianceBernstein 2020 Retirement Strategy
                                    - AllianceBernstein 2025 Retirement Strategy
                                    - AllianceBernstein 2030 Retirement Strategy
                                    - AllianceBernstein 2035 Retirement Strategy
                                    - AllianceBernstein 2040 Retirement Strategy
                                    - AllianceBernstein 2045 Retirement Strategy
                                    - AllianceBernstein 2050 Retirement Strategy
                                    - AllianceBernstein 2055 Retirement Strategy

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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 221-4618
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                       STATEMENT OF ADDITIONAL INFORMATION
                  December 31, 2008 (as amended June 18, 2009)

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          This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated December 31, 2008, of the AllianceBernstein Retirement Strategies of the AllianceBernstein(R) Blended Style Series, Inc. (the "Company") that offers the Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a "Strategy" and together, the "Strategies") and the current prospectus, dated December 31, 2008, of the Strategies that offers Class A, Class R, Class K and Class I shares of each Strategy (each a "Prospectus" and together, the "Prospectuses"). Financial Statements for the year ended August 31, 2008 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS....................1
INVESTMENT RESTRICTIONS.......................................................34
MANAGEMENT OF THE STRATEGIES..................................................37
EXPENSES OF THE STRATEGIES....................................................57
PURCHASE OF SHARES............................................................63
REDEMPTION AND REPURCHASE OF SHARES...........................................88
SHAREHOLDER SERVICES..........................................................91
NET ASSET VALUE...............................................................94
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................97
STRATEGY TRANSACTIONS........................................................103
GENERAL INFORMATION..........................................................107
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.......................................................158
APPENDIX A:  STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES.........A-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                      DESCRIPTION OF THE STRATEGIES AND THE
                              UNDERLYING PORTFOLIOS

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          The Company is comprised of thirteen portfolios: the twelve portfolios known as the Strategies and the AllianceBernstein U.S. Large Cap Portfolio. The AllianceBernstein U.S. Large Cap Portfolio is offered through a separate prospectus and a statement of additional information. The Company is a diversified, open-end investment company.

          The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Except as otherwise indicated, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Strategies without a shareholder vote. However, the Strategies will not change their investment objectives without at least 60 days' prior written notice to their shareholders. There is no guarantee that a Strategy will achieve its investment objective. Each Strategy pursues its objective through investing in the various series of The AllianceBernstein Pooling Portfolios (the "Underlying Fund") that represent a variety of asset classes and investment styles. The series of the Underlying Fund are AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio (each, an "Underlying Portfolio" and together the "Underlying Portfolios"). AllianceBernstein L.P. (the "Adviser") is the investment adviser for the Strategies and for the Underlying Fund.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Strategy as set forth in the Prospectuses. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Strategies without shareholder approval; however, shareholders will be notified prior to a material change in such policies.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of the Strategies' investment policies, see the Prospectuses.

          Each of the Strategies may invest in derivatives as described under "Description of the Strategies and the Underlying Portfolios-Derivatives" below.

          Investments in Investment Companies. Each of the Strategies invests in shares of one or more other investment companies advised by the Adviser that, in turn, invest directly in portfolio securities. Investing in shares of other investment companies advised by the Adviser involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including advisory fees and other operating expenses.

          Loan Participations and Assignments. The Strategies may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Strategy and a borrower may affect the ability of a Strategy to receive principal and interest payments.

          The success of a Strategy may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

          A Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Strategy will acquire Participations only if the Lender interpositioned between a Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

          Repurchase Agreements. The Strategies may enter into repurchase agreements. The Adviser monitors the creditworthiness of the vendors with which the Strategy enters into repurchase agreements. For additional information about repurchase agreements, see "Investment Policies and Practices of the Underlying Portfolios - Repurchase Agreements," below.

          Portfolio Securities Lending. The Strategies may make secured loans of their portfolio securities to brokers, dealers and financial institutions provided that liquid assets, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Strategy. The Strategies will not lend their portfolio securities to any officer, director, employee or affiliate of the Strategy or the Adviser. The Board of Directors will monitor a Strategy's lending of portfolio securities. For additional information about portfolio securities lending, see "Investment Policies and Practices of the Underlying Portfolios - Portfolio Securities Lending," below.

Underlying Portfolios
---------------------

          The following investment practices, policies and restrictions of the Underlying Portfolios supplement and should be read in conjunction with the information set forth in the Prospectuses.

Investment Policies and Practices of the Underlying Portfolios
--------------------------------------------------------------

          Each of the Underlying Portfolios may:

          o Write covered put and call options and purchase and sell put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

          o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

          o    Invest in synthetic foreign equity securities;

          o    Enter into forward currency exchange contracts;

          o    Enter into swap transactions;

          o Enter into repurchase agreements and reverse repurchase agreements;

          o    Enter into standby commitment agreements;

          o    Invest in convertible securities and preferred stock;

          o Invest in the securities of supranational agencies and other "semi-governmental" issuers;

          o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Underlying Portfolio's net assets is held as collateral for such sales;

          o Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

          o    Invest up to 15% of its total assets in illiquid securities; and

          o Invest in depositary receipts, Exchange-Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

          The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

          o    Invest up to 20% of its total assets in rights and warrants; and

          The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

          o Invest in variable, floating, and inverse floating rate investments; and

          o Invest in zero coupon and interest-only or principal-only securities.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          A repurchase agreement is an agreement by which an Underlying Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one or a few days later. The resale price is greater than the purchase price and reflects an agreed-upon "interest rate" that is effective for the period of the time the buyer's money is invested in the security and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, an Underlying Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits an Underlying Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit an Underlying Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by an Underlying Portfolio.


          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. An Underlying Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce an Underlying Portfolio's rights. An Underlying Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Underlying Portfolio enters into repurchase agreement transactions.

          An Underlying Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on an Underlying Portfolio's ability to enter into repurchase agreements. Currently, the Underlying Portfolios intend to enter into repurchase agreements only with their custodians and such primary dealers.

          An Underlying Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, an Underlying Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. An Underlying Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Underlying Portfolio sells portfolio assets concurrently with an agreement by the Underlying Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Underlying Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Underlying Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Underlying Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by an Underlying Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, an Underlying Portfolio forgoes principal and interest paid on the securities. An Underlying Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities an Underlying Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, an Underlying Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce an Underlying Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging an Underlying Portfolio's common stocks because an Underlying Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that an Underlying Portfolio's net asset value ("NAV") may be more volatile.

Rights and Warrants
-------------------

          An Underlying Portfolio will invest in rights or warrants that entitle the holder to buy securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          A short sale is effected by selling a security that the Underlying Portfolio does not own, or if the Underlying Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by an Underlying Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Portfolio. However, if an Underlying Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Underlying Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. See "Dividends, Distributions and Taxes - United States Federal Income Taxation of each Strategy - Tax Straddles," below.

Standby Commitment Agreements
-----------------------------

          The Underlying Portfolios may from time to time enter into standby commitment agreements. Such agreements commit the Underlying Portfolios, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued. The Underlying Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to an Underlying Portfolio and which are unavailable on a firm commitment basis. The Underlying Portfolios will at all times maintain a segregated account with their custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolios will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to an Underlying Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Mortgage-Related Securities
------------------------------------

          Each Underlying Portfolio may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Government National Mortgage Association, or GNMA, Federal National Mortgage Association, or FNMA or Federal Home Loan Mortgage Corporation, or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Underlying Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Illiquid Securities
-------------------

          An Underlying Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Underlying Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Underlying Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Portfolio, however, could affect adversely the marketability of such portfolio securities and the Underlying Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Underlying Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

Investment in Other Investment Companies
----------------------------------------

          The Underlying Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Underlying Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If an Underlying Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Portfolio's expenses. The Underlying Portfolios may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Real Estate Investment Trusts
-----------------------------

          Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Underlying Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

          REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage-Backed Securities and Related Risks
--------------------------------------------

          Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

          Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), SMRS, CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Convertible Securities
----------------------

          Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

          Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, an Underlying Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Descriptions of Certain Money Market Securities in Which the Underlying Portfolios May Invest
-----------------------------------------------------------------------

          Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

          Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

          Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Portfolio at varying rates of interest pursuant to direct arrangements between the Underlying Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch.

Asset-Backed Securities
-----------------------

          The Underlying Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

Lending of Portfolio Securities
-------------------------------

          The Underlying Portfolios may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Underlying Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Underlying Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission (the "Commission"), such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Underlying Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Underlying Portfolio any income from the securities. The Underlying Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Underlying Portfolio's investment risks.

          The Underlying Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan. The Underlying Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
---------------

          The Underlying Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          The Underlying Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when an Underlying Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When an Underlying Portfolio purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Underlying Portfolio is required to create a segregated account with the Underlying Fund's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Underlying Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments. At the time an Underlying Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          An Underlying Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually receiving or delivering the securities, as the case may be. However, an Underlying Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Purchases of securities on these bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, an Underlying Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than an Underlying Portfolio's payment obligation).

Derivatives
-----------

          The Underlying Portfolios may, but are not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Underlying Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Underlying Portfolios, are described below.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. An Underlying Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolios. Moreover, an Underlying Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of an Underlying Portfolio's investment policies.

     -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to an Underlying Portfolio's interest.

     -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Portfolio's investment portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

     -- Credit Risk. This is the risk that a loss may be sustained by an Underlying Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Portfolio's investment objective.

     Use of Options, Futures, Forwards and Swaps by the Strategies.

          --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-Deliverable Forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          An Underlying Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to an Underlying Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. An Underlying Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. An Underlying Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, an Underlying Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          An Underlying Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. An Underlying Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, an Underlying Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. An Underlying Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. An Underlying Portfolio will segregate and mark to market liquid assets in an amount at least equal to an Underlying Portfolio's obligations under any forward currency exchange contracts.

          --Options on Securities. An Underlying Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise an Underlying Portfolio would experience a loss not greater than the premium paid for the option. Thus, an Underlying Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to an Underlying Portfolio.

          An Underlying Portfolio may write a put or call option in return for a premium, which is retained by an Underlying Portfolio whether or not the option is exercised. An Underlying Portfolio will not write uncovered call or put options on securities. A call option written by an Underlying Portfolio is "covered" if an Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by an Underlying Portfolio is covered if an Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.

          Each of the Underlying Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, an Underlying Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. Each of the Underlying Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, an Underlying Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          An Underlying Portfolio may purchase call options to hedge against an increase in the price of securities that the Underlying Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Portfolio and the Underlying Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          Each Underlying Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Underlying Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Each Underlying Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. If an Underlying Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Portfolio's security holdings.

          The purchase of call options on securities indices may be used by an Underlying Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Portfolio owns.

          --Options on Foreign Currencies. An Underlying Portfolio may purchase and write options on foreign currencies for hedging purposes For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an Underlying Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, an Underlying Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          An Underlying Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where an Underlying Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow an Underlying Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an Underlying Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

          In addition to using options for the hedging purposes described above, an Underlying Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. An Underlying Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may purchase call options in anticipation of an increase in the market value of a currency. An Underlying Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by an Underlying Portfolio for the purpose of benefiting from a decline in the value of a currency that an Underlying Portfolio does not own. An Underlying Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

          --Futures Contracts and Options on Futures Contracts. Futures contracts that an Underlying Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. An Underlying Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. Each Underlying Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of such Underlying Portfolio's total assets.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Portfolio's current or intended investments in fixed-income securities. For example, if an Underlying Portfolio owned long-term bonds and interest rates were expected to increase, that Underlying Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows an Underlying Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in an Underlying Portfolio would decline, but the value of that Underlying Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Underlying Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          An Underlying Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, an Underlying Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, an Underlying Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When an Underlying Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, an Underlying Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          An Underlying Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

          An Underlying Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, an Underlying Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect an Underlying Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of an Underlying Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that an Underlying Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Underlying Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore are not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by an Underlying Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in an Underlying Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in an Underlying Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which an Underlying Portfolio intends to purchase. If a put or call option an Underlying Portfolio has written is exercised, an Underlying Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          An Underlying Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, an Underlying Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, an Underlying Portfolio will suffer a loss equal to the price of the call, but the securities that an Underlying Portfolio intends to purchase may be less expensive.

          --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. An Underlying Portfolio may be either the buyer or seller in the transaction. As a seller, the Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Underlying Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Underlying Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Underlying Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Portfolio.

          An underlying Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Underlying Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          --Currency Swaps. An Underlying Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, an Underlying Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of an Underlying Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Underlying Portfolio's custodian. An Underlying Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Underlying Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

          -- Interest Rate Transactions. An Underlying Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Portfolio anticipates purchasing at a later date. An Underlying Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by an Underlying Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with an Underlying Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to an Underlying Portfolio from interest rate transactions is limited to the net amount of interest payments that an Underlying Portfolio is contractually obligated to make. An Underlying Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          - Currency Transactions. An Underlying Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage an Underlying Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. An Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Future Developments
-------------------

          The foregoing discussion relates to each Underlying Portfolio's proposed use of Futures Contracts, forward currency exchange contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Underlying Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Additional Risk Considerations of the Underlying Portfolios
-----------------------------------------------------------

          --Risks Of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Each Underlying Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in Forward Currency Exchange Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Portfolios from responding to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Currency Exchange Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

          Unlike transactions entered into by the Underlying Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Currency Exchange Contracts and over-the-counter options on securities and securities indices are not traded on contract markets regulated by the Commodity Futures Trading Commission or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Portfolio could be required to retain options purchased or written, or Forward Currency Exchange Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

          Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Underlying Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

          --Portfolio Reallocation Risk. From time to time, the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Underlying Portfolios' feeder funds, as recommended by the Adviser. These transactions will affect the Underlying Portfolios since Underlying Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Portfolio performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Underlying Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Underlying Portfolios and the funds that invest in them.

     --Foreign Currency Transactions. A portion of the Underlying Portfolios' assets may be invested in securities denominated in foreign currencies and a corresponding portion of the Underlying Portfolios' revenues will be received in such currencies. In addition, the Underlying Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Underlying Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Underlying Portfolios' income. The Underlying Portfolios will, however, have the ability to attempt to protect themselves against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Underlying Portfolios have this ability, there is no certainty as to whether and to what extent the Underlying Portfolios will engage in these practices.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Underlying Portfolios' NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of the Underlying Portfolios' total assets adjusted to reflect the Underlying Portfolios' net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Underlying Portfolios will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Underlying Portfolios will incur costs in connection with conversions between various currencies. The Underlying Portfolios may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Underlying Portfolios receives their income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, the Underlying Portfolios may be required to liquidate securities in order to make distributions if the Underlying Portfolios have insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Underlying Portfolios incur expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

          If the value of the foreign currencies in which the Underlying Portfolios receive income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, the Underlying Portfolios may be required to liquidate securities in order to make distributions if the Portfolios have insufficient cash in U.S. Dollars to meet the distribution requirements that the Underlying Portfolios must satisfy to qualify as regulated investment companies for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Underlying Portfolios incur expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Underlying Portfolios may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Securities of Foreign Issuers
-----------------------------

          The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Portfolio whose investments include securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

          Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

          An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures that may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

          Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain foreign issuers than is available about U.S. issuers.

          The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Portfolio's investments. In such events, an Underlying Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

Foreign Fixed-Income Obligations
--------------------------------

          To the extent that they invest in foreign fixed-income obligations, certain of the Underlying Portfolios are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, an Underlying Portfolio may be unable to obtain or enforce judgments against foreign entities.

Fixed-Income Securities
-----------------------

          The value of each Underlying Portfolio's shares will fluctuate with the value of its investments. The value of each Underlying Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

          In periods of increasing interest rates, each of the Underlying Portfolios may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Underlying Portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds
-----------------------

          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Lower-Rated Fixed-Income Securities
-------------------------------------------------

          Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Such securities may have small assurance of interest and principal payments.

Unrated Securities
------------------

          Unrated securities will also be considered for investment by the AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio and AllianceBernstein Inflation-Protected Securities Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Underlying Portfolio to a degree comparable to that of rated securities which are consistent with the Underlying Portfolio's objective and policies.

The Real Estate Industry
------------------------

          Although AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in this Underlying Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Underlying Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Underlying Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if AllianceBernstein Real Estate Investment Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities this Underlying Portfolio owns, the receipt of such income may adversely affect the Underlying Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Underlying Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

          REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

          To the extent that the Underlying Portfolio invests in global REITs, the Underlying Portfolio will also be subject to non-U.S. issuer risk and currency risk.

          Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

          Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Underlying Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Underlying Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

          Except as described below and except as otherwise specifically stated in the Prospectuses or this SAI, the investment policies of each Strategy set forth in the Prospectuses and this SAI are not fundamental and may be changed without shareholder approval.

Fundamental Investment Policies
-------------------------------


          The following investment restrictions may not be changed without approval by the vote of a majority of such Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, each Strategy may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

          For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, such Strategy might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Fund's Board of Directors (see "Management of the Strategies" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2008, totaling approximately $590 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2008, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.2% of the issued and outstanding units of limited partnership interest in The Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable collectively beneficially owned approximately 62.4% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.0% in the Adviser. As of September 30, 2008, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Strategy's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by each Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          Each Strategy has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to each Strategy by the Adviser, each Strategy may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to each Strategy at cost and the payments therefore must be specifically approved by the Strategy's Board of Directors.

          For the services rendered by the Adviser under the Advisory Agreement, each Strategy pays a fee of .55 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or less than 60%; pays a fee of .60 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is greater than 60% but less than 80%; and pays a fee of .65 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or greater than 80%. For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets a Strategy invests in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments. Based on this fee schedule, the fee to be paid by each Strategy is as follows:

     AllianceBernstein 2000 Retirement Strategy      .55%
     AllianceBernstein 2005 Retirement Strategy      .55%
     AllianceBernstein 2010 Retirement Strategy      .60%
     AllianceBernstein 2015 Retirement Strategy      .60%
     AllianceBernstein 2020 Retirement Strategy      .60%
     AllianceBernstein 2025 Retirement Strategy      .65%
     AllianceBernstein 2030 Retirement Strategy      .65%
     AllianceBernstein 2035 Retirement Strategy      .65%
     AllianceBernstein 2040 Retirement Strategy      .65%
     AllianceBernstein 2045 Retirement Strategy      .65%
     AllianceBernstein 2050 Retirement Strategy      .65%
     AllianceBernstein 2055 Retirement Strategy      .65%

          A Strategy's fee will be reduced by an annualized rate of .10 of 1% on the excess of the Strategy's average daily net assets in any month that its average daily net assets greater than $2.5 billion and less than $5 billion. In any month during which a Strategy's average daily net assets are in excess of $5 billion, its monthly fee shall be reduced by an annualized rate on the excess of ..15 of 1% of its average daily net assets that are greater than $5 billion.

          The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Strategy listed below:

                      Strategy                             Expense Caps
                      --------                             ------------

     AllianceBernstein 2000 Retirement Strategy       Class A          .86%
                                                      Class B         1.56%
                                                      Class C         1.56%
                                                      Advisor Class    .56%
                                                      Class R         1.06%
                                                      Class K          .81%
                                                      Class I          .56%

     AllianceBernstein 2005 Retirement Strategy       Class A          .92%
                                                      Class B         1.62%
                                                      Class C         1.62%
                                                      Advisor Class    .62%
                                                      Class R         1.12%
                                                      Class K          .87%
                                                      Class I          .62%

     AllianceBernstein 2010 Retirement Strategy       Class A          .94%
                                                      Class B         1.64%
                                                      Class C         1.64%
                                                      Advisor Class    .64%
                                                      Class R         1.14%
                                                      Class K          .89%
                                                      Class I          .64%

     AllianceBernstein 2015 Retirement Strategy       Class A          .98%
                                                      Class B         1.68%
                                                      Class C         1.68%
                                                      Advisor Class    .68%
                                                      Class R         1.18%
                                                      Class K          .93%
                                                      Class I          .68%

     AllianceBernstein 2020 Retirement Strategy       Class A         1.02%
                                                      Class B         1.72%
                                                      Class C         1.72%
                                                      Advisor Class    .72%
                                                      Class R         1.22%
                                                      Class K          .97%
                                                      Class I          .72%

     AllianceBernstein 2025 Retirement Strategy       Class A         1.04%
                                                      Class B         1.74%
                                                      Class C         1.74%
                                                      Advisor Class    .74%
                                                      Class R         1.24%
                                                      Class K          .99%
                                                      Class I          .74%

     AllianceBernstein 2030 Retirement Strategy       Class A         1.06%
     AllianceBernstein 2035 Retirement Strategy       Class B         1.76%
     AllianceBernstein 2040 Retirement Strategy       Class C         1.76%
     AllianceBernstein 2045 Retirement Strategy       Advisor Class    .76%
     AllianceBernstein 2050 Retirement Strategy       Class R         1.26%
     AllianceBernstein 2055 Retirement Strategy       Class K         1.01%
                                                      Class I          .76%

          This contractual agreement automatically extends each year, unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. The Adviser does not receive a fee for managing the Underlying Portfolios.

          During the fiscal year ended August 31, 2008, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $99,378 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $200,510 which was waived by the Adviser due to the expense limitation agreement), $540,057 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $426,015 which was waived by the Adviser due to the expense limitation agreement), $939,812 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $450,368 which was waived by the Adviser due to the expense limitation agreement), $1,243,874 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $418,333 which was waived by the Adviser due to the expense limitation agreement), $1,033,522 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $455,411 which was waived by the Adviser due to the expense limitation agreement), $750,649 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $391,226 which was waived by the Adviser due to the expense limitation agreement), $402,983 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $352,036 which was waived by the Adviser due to the expense limitation agreement), $220,188 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $334,523 which was waived by the Adviser due to the expense limitation agreement), $18,115 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $316,489 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2050 Retirement Strategy (net of $6,698 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2055 Retirement Strategy (net of $2,551 which was waived by the Adviser due to the expense limitation agreement).

          During the fiscal year ended August 31, 2007, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $30,106 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $79,047 which was waived by the Adviser due to the expense limitation agreement), $7,812 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $275,469 which was waived by the Adviser due to the expense limitation agreement), $177,762 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $279,054 which was waived by the Adviser due to the expense limitation agreement), $275,587 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $278,522 which was waived by the Adviser due to the expense limitation agreement), $279,890 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $263,330 which was waived by the Adviser due to the expense limitation agreement), $56,251 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $267,442 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $238,814 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $119,232 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $111,343 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2050 Retirement Strategy (net of $75 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2055 Retirement Strategy (net of $76 which was waived by the Adviser due to the expense limitation agreement).

          During the fiscal year ended August 31, 2006, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $1,760 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $15,893 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $32,117 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $29,158 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $34,421 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $38,278 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $21,454 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $14,795 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $7,617 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $5,418 which was waived by the Adviser due to the expense limitation agreement). Because AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no management fees applicable to, or paid by, those Strategies during the most recent fiscal year.

          The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on July 9, 2002. The Advisory Agreement was amended as of July 6, 2005 to provide for the addition of the Strategies. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors called for that purpose and held on June 15, 2005. The Advisory Agreement was amended as of June 4, 2007 to provide for the addition of the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors called for that purpose and held on May 3, 2007.

          The Advisory Agreement continues in effect with respect to each Strategy so long as such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of each Strategy and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons," as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on August 5-7, 2008.

          Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Directors who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "Alliance" in the names of the Company and each Strategy, and if the Adviser should cease to be the investment manager of any Strategy, the Company and such Strategy may be required to change their names to delete the word "Alliance" from their names.

          The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, Inc., AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios, and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for each of the Strategies' portfolios are made by the Blend Investment Policy Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Marc O. Mayer and Christopher H. Nikolich. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Prospectuses. As of the date of this SAI, none of the Strategies' portfolio managers owned directly or beneficially any equity securities of the Strategies.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          As of August 31, 2008, Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth
J. Masters, Marc O. Mayer and Christopher H. Nikolich did not directly or beneficially own any equity securities of the Strategies.

          As of August 31, 2008, employees of the Adviser had approximately $636,487,930 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2008.(2)

----------
(2)  Mr. Grossman became a portfolio manager in December 2007.

--------------------------------------------------------------------------------

           REGISTERED INVESTMENT COMPANIES (excluding the Strategies)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Thomas J. Fontaine           496    $8,820,000,000      None           None
--------------------------------------------------------------------------------
Dokyoung Lee               1,595    $39,045,000,000     None           None
--------------------------------------------------------------------------------
Seth J. Masters             496     $8,820,000,000      None           None
--------------------------------------------------------------------------------
Marc O. Mayer              1,605    $44,722,000,000     None           None
--------------------------------------------------------------------------------
Christopher H. Nikolich    1,605    $44,722,000,000     None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Thomas J. Fontaine          477     $6,107,000,000      18        $876,000,000
--------------------------------------------------------------------------------
Dokyoung Lee              1,931     $22,332,000,000     37        $1,593,000,000
--------------------------------------------------------------------------------
Seth J. Masters            477      $6,107,000,000      18        $876,000,000
--------------------------------------------------------------------------------
Marc O. Mayer             1,952     $23,000,000,000     37        $1,593,000,000
--------------------------------------------------------------------------------
Christopher H. Nikolich   1,952     $23,000,000,000     37        $1,593,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number of     Assets of
                        Total                        Other         Other
                        Number of                    Accounts      Accounts
                        Other       Total Assets of  Managed with  with
                        Accounts    Other Accounts   Performance-  Performance-
Portfolio Manager       Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Thomas J. Fontaine        None           None           None          None
--------------------------------------------------------------------------------
Dokyoung Lee               812      $63,148,000,000      154     $11,585,000,000
--------------------------------------------------------------------------------
Seth J. Masters           None           None           None          None
--------------------------------------------------------------------------------
Marc O. Mayer              875      $77,615,000,000      154     $11,585,000,000
--------------------------------------------------------------------------------
Christopher H. Nikolich    875      $77,615,000,000      154     $11,585,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(3)

----------

(3) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

          The business and affairs of each Strategy are managed under the direction of the Board of Directors. Certain information concerning each Strategy's Directors is set forth below.

                                                                   PORTFOLIOS
                                                                   IN FUND       OTHER
NAME,                          PRINCIPAL                           COMPLEX       DIRECTORSHIPS
ADDRESS* and AGE               OCCUPATION(S)                       OVERSEEN BY   HELD
(Year Elected**)               DURING PAST 5 YEARS                 DIRECTOR      BY DIRECTOR
----------------               -------------------                 --------      -----------
INTERESTED DIRECTOR

Marc O. Mayer, +               Executive Vice President of              92       SCB Partners Inc.
1345 Avenue of the Americas    the Adviser since 2000 and                        and SCB Inc.
New York, NY 10105             Chief Investment Officer of
51                             Blend Solutions since June
(2003)                         2008. Previously, Executive
                               Managing Director of
                               AllianceBernstein Investments,
                               Inc. ("ABI") since 2003; prior
                               to 2001, he was head of
                               AllianceBernstein Institutional
                               Investments, a unit of the
                               Adviser, from 2001 - 2003.
                               Prior to 2001, Chief
                               Executive Officer of Sanford
                               C. Bernstein & Co., LLC
                               (institutional research and
                               brokerage arm of Bernstein and
                               Co., LLC) ("SCB & Co.") and
                               its predecessor.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., ++, #   Investment Adviser and an                94       None
76                             Independent Consultant.
(2002)                         Formerly, Senior Manager of
                               Barrett Associates, Inc., a
                               registered investment adviser,
                               with which he had been
                               associated since prior to
                               2003. He was formerly Deputy
                               Comptroller and Chief
                               Investment Officer of the
                               State of New York and, prior
                               thereto, Chief Investment
                               Officer of the New York Bank
                               for Savings.

John H. Dobkin, #              Consultant. Formerly,                    92       None
66                             President of Save Venice, Inc.
(2002)                         (preservation organization)
                               from 2001 - 2002, Senior
                               Advisor from June 1999 - June
                               2000 and President of Historic
                               Hudson Valley (historic
                               preservation) from December
                               1989 - May 1999. Previously,
                               Director of the National
                               Academy of Design.

Michael J. Downey, #           Private Investor since January           92       Asia Pacific Fund,
64                             2004. Formerly, managing                          Inc., The Merger
(2005)                         partner of Lexington Capital,                     Fund and Prospect
                               LLC (investment advisory firm)                    Acquisition Corp.
                               from December 1997 until                          (financial services)
                               December 2003. From 1987 until
                               1993, Chairman and CEO of
                               Prudential Mutual Fund Management.

D. James Guzy, # 72            Chairman of the Board of PLX             92       Intel Corporation
(2005)                         Technology (semi-conductors)                      (semi-conductors)
                               and of SRC Computers Inc.,                        and Cirrus Logic
                               with which he has been                            Corporation
                               associated since prior to                         (semi-conductors)
                               2003.

Nancy P. Jacklin, #            Professorial Lecturer at the             92       None
60                             Johns Hopkins School of
(2006)                         Advanced International Studies
                               and Adjunct Professor at
                               Georgetown University Law
                               Center in the 2008 - 2009
                               academic year. Formerly, U.S.
                               Executive Director of the
                               International Monetary Fund
                               (December 2002 - May 2006);
                               Partner, Clifford Chance (1992
                               -2002); Sector Counsel,
                               International Banking and
                               Finance, and Associate General
                               Counsel, Citicorp (1985 -
                               1992); Assistant General
                               Counsel (International),
                               Federal Reserve Board of
                               Governors (1982 - 1985); and
                               Attorney Advisor, U.S.
                               Department of the Treasury
                               (1973 - 1982). Member of the
                               Bar of the District of
                               Columbia and New York; and
                               member of the Council on
                               Foreign Relations.

Garry L. Moody, #              Formerly, Partner, Deloitte &            91       None
56                             Touche LLP, Vice-Chairman, and
(2008)                         U.S. and Global Managing Partner,
                               Investment Management Services
                               Group 1995 - 2008.

Marshall C. Turner, Jr., #     Interim CEO of MEMC Electronic           92       Xilinx, Inc.
67                             Materials, Inc. (semi-conductor                   (programmable
(2005)                         and solar cell substrates)                        logic semi-
                               since November 2008. He was                       conductors) and
                               Chairman and CEO of Dupont                        MEMC Electronic
                               Photomasks, Inc. (components                      Materials, Inc.
                               of semi-conductor
                               manufacturing), 2003 - 2005,
                               and President and CEO, 2005 -
                               2006, after the company was
                               renamed Toppan Photomasks,
                               Inc.

Earl D. Weiner, #              Of Counsel, and Partner prior            92       None
69                             to January 2007, of the law
(2007)                         firm Sullivan & Cromwell LLP;
                               member of ABA Federal
                               Regulation of Securities
                               Committee Task Force on Fund
                               Director's Guidebook; member
                               of Advisory Board of
                               Sustainable Forestry
                               Management Limited.

----------

* The address for each of the Strategies' disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

++   Member of the Fair Value Pricing Committee.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Strategies' Board of Directors has four standing committees of the Board - an Audit Committee, a Governance and Nominating Committee a Fair Value Pricing Committee and an Independent Directors Committee. Each committee serves all fourteen portfolios of the Company. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Strategies' financial reporting process. The Audit Committee met twice during the Strategies' most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met four times during the Strategies' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Strategies' common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategies not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Strategies did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategies begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategies owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategies (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Strategies to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Strategies; (v) the class or series and number of all shares of the Strategies owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategies' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategies, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met 7 times during the Strategies' most recently completed fiscal year.

          The dollar range of the Strategies' securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                                                         AGGREGATE DOLLAR RANGE
                                DOLLAR RANGE OF          OF EQUITY SECURITIES IN
                                EQUITY SECURITIES IN     THE ALLIANCEBERNSTEIN
                                THE STRATEGIES AS OF     FUND COMPLEX AS OF
                                DECEMBER 31, 2007        DECEMBER 31, 2007
                                --------------------     -----------------------

Marc O. Mayer                           None                 Over $100,000
John H. Dobkin                          None                 Over $100,000
Michael J. Downey                       None                 Over $100,000
William H. Foulk, Jr.                   None                 Over $100,000
D. James Guzy                           None                $50,001-$100,000
Nancy P. Jacklin                  $50,001-$100,000           Over $100,000
Garry L. Moody*                         None                      None
Marshall C. Turner, Jr.                 None                 Over $100,000
Earl D. Weiner                    $50,001-$100,000           Over $100,000

----------

*    Mr. Moody was elected as a Director as of February 1, 2008.

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                           POSITION(S)             PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE     HELD WITH FUND          DURING PAST 5 YEARS
------------------------   ---------------------   -----------------------------

Robert M. Keith,**,        President and Chief     Executive Vice
48                         Executive Officer       President of the Adviser***
                                                   since July 2008; Executive
                                                   Managing Director of ABI***
                                                   since 2006 and the head of
                                                   ABI since July 2008. Prior to
                                                   joining ABI in 2006,
                                                   Executive Managing Director
                                                   of Bernstein Global Wealth
                                                   Management, and prior
                                                   thereto, Senior Managing
                                                   Director and Global Head of
                                                   Client Service and Sales of
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business since
                                                   2004. Prior thereto, he was a
                                                   Managing Director and Head of
                                                   North America Client Service
                                                   and Sales in
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business, with
                                                   which he had been associated
                                                   since prior to 2003.

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
63                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the
                                                   AllianceBernstein Funds, with
                                                   which he has been associated
                                                   since October 2004. Prior
                                                   thereto, he was Of Counsel to
                                                   Kirkpatrick & Lockhart, LLP
                                                   from October 2003 to October
                                                   2004, and General Counsel of
                                                   Merrill Lynch Investment
                                                   Managers, L.P. since prior to
                                                   2002 until March 2003.

Marc O. Mayer,             Senior Vice President   See biography above.
51

Seth J. Masters,           Senior Vice President   Executive Vice President of
49                                                 the Adviser *** with which he
                                                   has been associated since
                                                   prior to 2003.

Thomas J. Fontaine,        Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2003.

Dokyoung Lee,              Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2003.

Christopher H. Nikolich,   Vice President          Senior Vice President of the
39                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2003.

Emilie D. Wrapp,           Secretary               Senior Vice President,
53                                                 Assistant General Counsel and
                                                   Assistant Secretary of
                                                   ABI,*** with which she has
                                                   been associated since prior
                                                   to 2003.

Joseph J. Mantineo,        Treasurer and Chief     Senior Vice President of
49                         Financial Officer       ABIS,*** with which he has
                                                   been associated since prior
                                                   to 2002.

Phyllis J. Clarke,         Controller              Assistant Vice President of
47                                                 ABIS,*** with which she has
                                                   been associated since prior
                                                   to 2003.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** Mr. Keith was elected as President and Chief Executive Officer of the Fund as of September 23, 2008.

***  The Adviser, ABI, ABIS, and SCB & Co. are affiliates of the Company.


          The Strategies do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Strategies. The aggregate compensation to be paid by the Strategies to each of the Directors for the fiscal year ended August 31, 2008, the aggregate compensation paid to each Director during calendar year 2007 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                               Total Number of          Total Number of
                                                               Investment               Investment
                                           Total               Companies in the         Portfolios within the
                                           Compensation        AllianceBernstein        AllianceBernstein
                                           From the            Fund Complex,            Fund Complex
                           Aggregate       AllianceBernstein   Including the            Including the Strategies
                           Compensation    Fund Complex,       Strategies as to which   as to which the
                           from the        Including           the Director is a        Director is a Director
Name of Director           Strategies      the Strategies      Director or Trustee      or Trustee
----------------           -------------   -----------------   ----------------------   ----------------------

Marc O. Mayer                  $0                      $0            33                         92
John H. Dobkin             $5,044                 $24,700            33                         92
Michael J. Downey          $4,945                $226,300            33                         92
William H. Foulk, Jr.      $9,360                $443,600            35                         94
D. James Guzy              $4,945                $226,300            33                         92
Nancy P. Jacklin           $4,945                $226,300            33                         92
Garry L. Moody*            $4,236                      $0            32                         91
Marshall C. Turner, Jr.    $2,490                $225,700            33                         92
Earl D. Weiner             $5,284                $226,900            33                         92

----------

* Mr. Moody was elected as a Director of the Strategies effective February 1, 2008.

          As of December 5, 2008, the Directors and officers of each Strategy as a group owned less than 1% of the shares of each Strategy.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

          In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Strategies pay certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy,
(c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Strategies' custodian, (i) compensation of the Strategies' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Strategies' principal underwriter, to permit ABI to distribute each Strategy's shares and to permit each Strategy to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Strategy as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares and the distribution services fee on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fees with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Strategy's shares.

          With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Strategy in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held August 5-7, 2008.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

          For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $17,936, $51,805, $193,168, $245,601, $287,276, $270,896, $187,400, $132,956,
$99,018, $76,689, $1,163, and $462 with respect to the Class A shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy, respectively, during the fiscal year ended August 31, 2008.

          For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $1,803, $6,423, $12,423, $35,981, $33,606, $18,322, $17,345, $11,824, $10,683,
$3,369, $178, and $118 with respect to the Class B shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy, respectively, during the fiscal year ended August 31, 2008.

          For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $13,360, $18,022, $24,262, $24,967, $33,596, $25,550, $27,332, $15,898, $10,514,
$6,393, $199, and $311 with respect to the Class C shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy, respectively, during the fiscal year ended August 31, 2008.

          For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $4,855, $18,700, $51,364, $78,095, $126,132, $87,441, $101,101, $46,710,
$61,219, $26,006, $1,000, and $150 with respect to the Class R shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy, respectively, during the fiscal year ended August 31, 2008.

          For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $20,731, $27,282, $135,364, $218,671, $274,666, $226,698, $177,681, $116,889,
$69,953, $37,594, $471, and $302 with respect to the Class K shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy, respectively, during the fiscal year ended August 31, 2008.

          The Strategies have not adopted any Plan with respect to Class I or Advisor Class shares.

          ABI has informed the Strategies that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R, Advisor Class, Class K and Class I shares were as follows for the fiscal year ended August 31, 2008.


                         Amount of Expense and Allocated Cost
                       For the Fiscal Year Ended August 31, 2008
Category of Expense             Class A    Class B    Class C     Class R    Advisor
                                 Shares     Shares     Shares      Shares      Class
                                                                              Shares
-------------------------------------------------------------------------------------
Advertising/Marketing                $0         $0         $0          $0         $0

Printing and Mailing of         $11,921       $104       $305      $4,832     $1,297
Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders

Compensation to              $1,734,836    $27,240    $92,076    $633,826   $142,038
Underwriters

Compensation to Dealers        $891,842     $7,557    $28,635    $291,668   $100,374

Compensation to Sales        $3,647,323   $203,683   $209,816    $922,111    $75,898
Personnel

Interest, Carrying or                $0         $0         $0          $0         $0
Other Financing Charges

Other (includes personnel    $1,685,319    $24,299    $80,786    $623,137   $144,126
costs of those home office
employees involved in the
distribution effort,
travel-related expenses
incurred by the marketing
personnel, conducting
seminars and printing
sales literature)

Total                        $7,971,241   $262,883   $411,618  $2,475,574   $463,733


                      Amount of Expense and Allocated Cost
                    For the Fiscal Year Ended August 31, 2008

                                                         Class K         Class I
Category of Expense                                       Shares          Shares
--------------------------------------------------------------------------------

Advertising/Marketing                                         $0              $0

Printing and Mailing of Prospectuses                      $7,388          $2,434
and Semi-Annual and Annual Reports
to Other than Current Shareholders

Compensation to Underwriters                          $1,089,049        $443,145

Compensation to Dealers                                 $484,443        $206,159

Compensation to Sales Personnel                       $1,834,962        $208,777

Interest, Carrying or Other Financing                         $0              $0
Charges

Other (includes personnel costs of those              $1,051,953        $417,075
home office employees involved in the
distribution effort, travel-related
expenses incurred by the marketing
personnel, conducting seminars and
printing sales literature)

Total                                                 $4,467,795      $1,277,590

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K and Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year or period ended August 31, 2008, the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy paid ABIS $31,488, $44,194, $166,291, $260,452, $334,776,
$287,653, $235,220, $161,415, $134,220, $91,520, $18,270, and $18,258,
respectively, in transfer agency fees.

          ABIS acts as the transfer agent for each Strategy. ABIS registers the transfer, issuance and redemption of shares of the Strategies and disburses dividends and other distributions to Strategy shareholders.

          Many shares of the Strategies are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Strategy, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold shares of a Strategy in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in your Prospectus in such Strategy's expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Strategy.

          The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies."

General
-------

          Shares of each Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategies. All of the classes of shares of the Strategies, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of a Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Strategy's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Strategies or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategies or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Strategies' Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-Term Trading Generally. While each Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force such Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Strategies' performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time each Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before each Strategy calculates its own share price (referred to as "time zone arbitrage"). Each Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, each Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of a Strategy should be made for investment purposes only. Each Strategy seeks to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. Each Strategy will seek to prevent such practices to the extent they are detected by the procedures described below. Each Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Strategy may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If a Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of each Strategy's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to each Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of each Strategy, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Strategy applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, each Strategy has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Strategy, upon the request of the Strategy or its agents, with individual account level information about their transactions. If a Strategy detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategy to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

     o Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in each Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that a Strategy will be able to identify these shareholders or curtail their trading practices. In particular, a Strategy may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

          Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of each Strategy is its NAV, plus, in the case of Class A shares, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of a Strategy's total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          Each Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Strategies, a Strategy will not issue share certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of a Strategy represents an interest in the same portfolio of investments of that Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders, because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Strategies have determined that currently no conflict of interest exists between or among the classes of shares of each Strategy. On an ongoing basis, the Directors of the Strategies, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Strategy, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2000 Retirement Strategy was $8,810. Of this amount, ABI retained $212, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $5 on Class A shares, $613 on Class B shares and $1,043 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2005 Retirement Strategy was $52,883. Of this amount, ABI retained $490, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $246 on Class A shares, $155 on Class B shares and $6,251 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2010 Retirement Strategy was $251,051. Of this amount, ABI retained $2,103, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $1,329 on Class A shares, $2,123 on Class B shares and $1,644 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2015 Retirement Strategy was $308,735. Of this amount, ABI retained $3,400, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $1,850 on Class A shares, $5,277 on Class B shares and $501 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2020 Retirement Strategy was $357,767. Of this amount, ABI retained $2,887, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $1,238 on Class A shares, $3,531 on Class B shares and $858 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2025 Retirement Strategy was $391,630. Of this amount, ABI retained $4,120, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $1,188 on Class A shares, $4,408 on Class B shares and $557 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2030 Retirement Strategy was $267,821. Of this amount, ABI retained $4,156, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $744 on Class A shares, $5,754 on Class B shares and $608 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2035 Retirement Strategy was $231,053. Of this amount, ABI retained $2,931, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $878 on Class A shares, $2,583 on Class B shares and $599 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2040 Retirement Strategy was $176,537. Of this amount, ABI retained $1,730, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $1,231 on Class A shares, $1,380 on Class B shares and $345 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2045 Retirement Strategy was $119,112. Of this amount, ABI retained $1,187, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $5,272 on Class A shares, $935 on Class B shares and $386 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2050 Retirement Strategy was $7,161. Of this amount, ABI retained $40, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $0 on Class A shares, $0 on Class B shares and $0 on Class C shares.

          During the fiscal year ended August 31, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2055 Retirement Strategy was $5,074. Of this amount, ABI retained $160, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2008, ABI received CDSCs of $0 on Class A shares, $0 on Class B shares and $0 on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                Discount or
                                                               Commission to
                                              As % of the      Dealers or Agents
                            As % of Net       Public           of up to % of
Amount of Purchase          Amount Invested   Offering Price   Offering Price
------------------          ---------------   --------------   --------------

Up to $100,000                 4.44%             4.25%            4.00%
$100,000 up to $250,000        3.36              3.25             3.00
$250,000 up to $500,000        2.30              2.25             2.00
$500,000 up to $1,000,000*     1.78              1.75             1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." Each Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

          (ii) officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that a Strategy will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangement--Group Retirement Plans and Tax-Deferred Accounts") below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                     Contingent Deferred Sales Charge
     Year                              for each Strategy as a % of
     Since Purchase                  Dollar Amount Subject to Charge
     --------------                  -------------------------------

     First                                        4.0%
     Second                                       3.0%
     Third                                        2.0%
     Fourth                                       1.0%
     Fifth and Thereafter                         None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares, and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of each Strategy may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or a Strategy. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of such Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

          Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Strategies are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1% CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Strategy's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k)and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

          It is expected that each Strategy will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, each Strategy also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I share have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, that Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Underlying Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Underlying Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategies or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Intermediate Bond Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -California Portfolio II
  -National Portfolio II
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of each Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to each Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

          Shares of a Strategy owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B, and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategies.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares, and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B, or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder record-keeping and/or transfer agency services.

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2008, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $28 million. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by each Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     ING Advisors Network
     LPL Financial Corporation
     Merrill Lynch
     Morgan Stanley
     Raymond James
     RBC Capital Markets Corporation
     Robert W. Baird
     UBS AG
     UBS Financial Services
     Wachovia Securities
     Wells Fargo Investments

          Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Strategies have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategies' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategies.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Strategies redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategies' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Strategy.

          Payment of the redemption price normally will be made in cash or may, at the option of a Strategy, be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to that Strategy containing a request for redemption. The Strategies may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Strategy represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to that Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate theirs telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategies reasonably believe to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategies did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Strategies may repurchase shares of a Strategy through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General
-------

          The Strategies reserve the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategies are reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Strategy through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in each Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of a Strategy for Advisor Class shares of that Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Strategy for Advisor Class shares of that Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. A Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Strategy's independent registered public accounting firm, KPMG LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with paragraph (a) above, by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          Each Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Strategies' Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Strategy's assets on behalf of that Strategy. The Valuation Committee values each Strategy's assets as described above.

          A Strategy may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          The Strategies intend for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategies' assets are represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Strategies' investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategies' assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategies control and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Strategies qualify as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Strategies will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Strategies that is subject to corporate income tax will be considered to have been distributed by the Strategies during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategies on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectuses and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Strategies and assumes that the Strategies qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          Each Strategy intends to make timely distributions of such Strategy's taxable income (including any net capital gain) so that the Strategies will not be subject to federal income and excise taxes. Dividends of a Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Strategy is such that only a small portion, if any, of a Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from each Strategy may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. Each Strategy will notify shareholders as to how much of that Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Strategy. Any dividend or distribution received by a shareholder on shares of a Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Strategy.

          After the end of the calendar year, each Strategy will notify shareholders of the federal income tax status of any distributions made by that Strategy to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.


          The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

          Foreign Income Taxes. Investment income received by a Strategy or an Underlying Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategies to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets and the Underlying Portfolio's assets to be invested within various countries is not known.

United States Federal Income Taxation of each Strategy
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Strategies with respect to the determination of their "investment company taxable income" each year. This discussion assumes that the Strategies will be taxed as regulated investment companies for each of their taxable years.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Strategy on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Strategy on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. Each Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by a Strategy upon termination of an option held by the Strategy). In general, if a Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Strategy has unrealized gains with respect to the other position in such straddle; (ii) a Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Strategy all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          Each Strategy may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategies is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from the Strategies is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of each Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategies will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategies attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategies beginning before January 1, 2008 will not be subject to this withholding tax.

          A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategies attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategies. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

          If the income from the Strategies is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategies will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in the Strategies can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategies.

--------------------------------------------------------------------------------

                              STRATEGY TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for a Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Underlying Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to that Strategy. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by a Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as a Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving a Strategy.

          Each Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. Each Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, each Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, each Strategy will attempt to negotiate best execution.

          Investment decisions for the Strategies are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategies and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategies or the size of the position obtainable for the Strategies.

          Allocations are made by the officers of the Strategies or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          Each Strategy may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with that Strategy's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategies), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The Strategies do not generally pay brokerage commissions because they are part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes. For the fiscal year ended August 31, 2008 and August 31, 2007, the Strategies paid no brokerage commissions. During the fiscal year ended August 31, 2008 and August 31, 2007, no brokerage commissions were paid to SCB & Co. No brokerage commissions were allocated to persons or firms supplying research services to the Strategies or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' and the Underlying Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of each Strategy and Underlying Portfolio, policies and procedures relating to disclosure of that Underlying Portfolio's portfolio securities. The policies and procedures relating to disclosure of each Underlying Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Portfolio's operation or useful to an Underlying Portfolio's shareholders without compromising the integrity or performance of that Underlying Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Portfolio and its shareholders) are met, no Underlying Portfolio provides or permits others to provide information about that Underlying Portfolio's portfolio holdings on a selective basis.

          Each Underlying Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of each Underlying Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Portfolio, the market value of the Underlying Portfolio's holdings, and the percentage of the Underlying Portfolio's assets represented by the Underlying Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Portfolio holds, a summary of each Underlying Portfolio's top ten holdings (including name and the percentage of each Underlying Portfolio's assets invested in each holding), and a percentage breakdown of each Underlying Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to such Underlying Portfolio. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Portfolio, to facilitate the review of the Underlying Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about an Underlying Portfolio's portfolio holdings that is not publicly available to an Underlying Portfolio's individual or institutional investors or to intermediaries that distribute the Underlying Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about an Underlying Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Underlying Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Portfolio's shareholders, which may include one or more Strategies, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that each Underlying Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Underlying Portfolio and is in the best interest of the Underlying Portfolio's shareholders, which may include one or more Strategies. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Strategies' Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Portfolio's portfolio holdings: (i) each Underlying Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Strategies' regulatory filings; (iii) each Strategy's and each Underlying Portfolio's custodian in connection with its custody of the Strategy's assets and the Underlying Portfolio assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Company was incorporated under the laws of the State of Maryland on April 24, 2002. The Company was originally organized under the name "Alliance Blended Style Series, Inc." The name of the Company was changed to "AllianceBernstein Blended Style Series, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of each Strategy consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock, each having $.001 par value.

          All shares of each Strategy, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A Strategy shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Strategy's assets and, upon redeeming shares, will receive the then current NAV of that Strategy represented by the redeemed shares less any applicable CDSC. The Strategies are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of any Strategy, and additional classes of shares within each Strategy. If an additional portfolio or class were established in the Strategies, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Strategy has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R, Class K and Class I shares of each Strategy bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Strategy votes separately with respect to that Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of each Strategy, are entitled to receive the net assets of each Strategy.

          At the close of business on December 5, 2008, there were 2,168,372 shares of common stock of the AllianceBernstein 2000 Retirement Strategy outstanding including 578,737 Class A shares, 12,027 Class B shares, 126,296 Class C shares, 55,238 Advisor Class shares, 82,226 Class R shares, 1,263,683 Class K shares, and 50,166 Class I shares.

          At the close of business on December 5, 2008, there were 4,967,798 shares of common stock of the AllianceBernstein 2005 Retirement Strategy outstanding including 2,524,850 Class A shares, 59,644 Class B shares, 102,400 Class C shares, 45,665 Advisor Class shares, 164,212 Class R shares, 1,707,693 Class K shares, and 363,335 Class I shares.

          At the close of business on December 5, 2008, there were 17,445,294 shares of common stock of the AllianceBernstein 2010 Retirement Strategy outstanding including 7,055,630 Class A shares, 114,210 Class B shares, 235,921 Class C shares, 1,317,882 Advisor Class shares, 1,526,366 Class R shares, 5,921,340 Class K shares, and 1,273,945 Class I shares.

          At the close of business on December 5, 2008, there were 27,743,207 shares of common stock of the AllianceBernstein 2015 Retirement Strategy outstanding including 9,326,710 Class A shares, 316,743 Class B shares, 296,235 Class C shares, 1,072,440 Advisor Class shares, 4,493,589 Class R shares, 9,704,874 Class K shares, and 2,532,615 Class I shares.

          At the close of business on December 5, 2008, there were 33,323,115 shares of common stock of the AllianceBernstein 2020 Retirement Strategy outstanding including 11,675,991 Class A shares, 318,700 Class B shares, 451,586 Class C shares, 995,611 Advisor Class shares, 3,203,614 Class R shares, 13,325,821 Class K shares, and 3,349,589 Class I shares.


          At the close of business on December 5, 2008, there were 27,877,942 shares of common stock of the AllianceBernstein 2025 Retirement Strategy outstanding including 10,472,293 Class A shares, 175,384 Class B shares, 305,682 Class C shares, 751,103 Advisor Class shares, 2,253,445 Class R shares, 11,215,145 Class K shares, and 2,704,889 Class I shares.

          At the close of business on December 5, 2008, there were 23,052,962 shares of common stock of the AllianceBernstein 2030 Retirement Strategy outstanding including 8,451,008 Class A shares, 175,862 Class B shares, 376,104 Class C shares, 618,746 Advisor Class shares, 1,687,287 Class R shares, 8,791,349 Class K shares, and 2,952,606 Class I shares.

          At the close of business on December 5, 2008, there were 15,315,659 shares of common stock of the AllianceBernstein 2035 Retirement Strategy outstanding including 5,783,261 Class A shares, 123,349 Class B shares,
197,558 Class C shares, 418,990 Advisor Class shares, 1,159,711 Class R shares, 5,828,312 Class K shares, and 1,804,479 Class I shares.

          At the close of business on December 5, 2008, there were 12,229,602 shares of common stock of the AllianceBernstein 2040 Retirement Strategy outstanding including 5,289,392 Class A shares, 106,351 Class B shares, 195,973 Class C shares, 373,300 Advisor Class shares, 946,474 Class R shares, 3,647,783 Class K shares, and 1,670,329 Class I shares.


          At the close of business on December 5, 2008, there were 7,171,078 shares of common stock of the AllianceBernstein 2045 Retirement Strategy outstanding including 3,321,009 Class A shares, 30,938 Class B shares, 134,407 Class C shares, 270,298 Advisor Class shares, 518,186 Class R shares, 1,926,476 Class K shares, and 969,763 Class I shares.

          At the close of business on December 5, 2008, there were 548,442 shares of common stock of the AllianceBernstein 2050 Retirement Strategy outstanding including 231,697 Class A shares, 4,034 Class B shares, 9,233 Class C shares, 62,400 Advisor Class shares, 47,034 Class R shares, 129,214 Class K shares, and 64,830 Class I shares.

          At the close of business on December 5, 2008, there were 183,294 shares of common stock of the AllianceBernstein 2055 Retirement Strategy outstanding including 69,336 Class A shares, 1,984 Class B shares, 4,937 Class C shares, 15,599 Advisor Class shares, 9,504 Class R shares, 67,212 Class K shares, and 14,723 Class I shares.

          To the knowledge of the Strategies, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Strategies as of December 5, 2008:

                   AllianceBernstein 2000 Retirement Strategy
                   ------------------------------------------

                                                  No. of
Name and Address                              Shares of Class     % of Class
----------------                              ---------------     ----------

Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                        36,880            6.37%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westbrook, MA  02090-2318                           44,858            7.75%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                    37,928            6.55%

Wachovia Bank
FBO OPTP 22 Money Purchase Pension Plan
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                          169,157           29.23%

Class B
-------

MLPF&S For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                         1,021            8.49%

First Clearing LLC
Special Custody Account for the Exclusive
Benefit of Customer
10750 Wheat First Drive
Glen Allen, VA  23060-9243                           1,258           10.46%

Edward D. Jones & Co.
Attn:  Mutual Fund Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO  63043-3009                       871            7.24%

William Lammey/Anthony Giorgio
Lammey & Giorgio PA
Grant C. Peatman
100 Denver Avenue
Haddon Township, NJ  08108-2504                        612            5.09%

Frontier Trust Company
Amber Oakley IRA Rollover
7760 N.W. 10th Street
Pembroke Pines, FL  33024-5249                       1,278           10.62%

Frontier Trust Company
c/f Donald C. Smith Roth IRA
189 Muddy Run Road
Blairsville, PA  15717-5753                            676            5.62%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                            2,199           18.28%

NFS LLC
FEBO NFS/FMTC IRA
FBO Zane Conway
37704 S. Haney Road
Kennewick, WA  99337-7192                            1,011            8.41%

Frontier Trust Company
c/f Alexis Llanes IRA Rollover
8542 N.W. 35th Court
Miami, FL  33147-3922                                1,870           15.55%

Class C
-------

MLPF&S
For the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                        12,602            9.98%

NFS LLC
FEBO J.J. Schneider Farms LLLP
A Partnership
Jane Weber
P.O. Box 69
Tribune, KS  67879-0069                             14,022           11.10%

Wells Fargo Investments LLC
625 Marquette Avenue
13th Floor
Minneapolis, MN  55402-2323                         16,615           13.16%

First Clearing LLC
Shirley Marks
13-49 Henrietta Court
Fairlawn, NJ 07410-5801                             10,568            8.37%

First Clearing LLC
Otto M. Hauber
73 Evansville, Road
Berwick, PA  18603-5514                              7,974            6.31%

MG Trust Company Cust
FBO Wilkins Concrete, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                               9,259            7.33%

Advisor Class
-------------

George M. Kuebler &
Elizabeth Kuebler JTWROS
46 Thomas Street
Monroe Township, NJ  08831-1229                      7,387           13.37%

MG Trust Company Cust
FBO Monumental Millwork, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                              29,717           53.80%

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY  10010-1603                            15,230           27.57%

Class I
-------

Taynik & Co. 401(k) Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA  02116-5021                               9,974           12.13%

Charles Schwab & Co.
FEBO Customers Mutual Funds Operations
101 Montgomery Street
San Francisco, CA 94104-4151                         9,476           11.52%

Wells Fargo Bank NA FBO Ret. Plan Services
P.O. Box 1553
Minneapolis, MN  55480-1533                         54,183           65.90%

Class K
-------

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                           93,426            7.39%

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way
MSC N-3-G
Norwood, MA 02062-1599                             213,035           16.86%

NFS LLC FEBO
State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                            99,473            7.87%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road #2T2
Greenwood Village, CO 80111-5002                   515,040           40.76%

Class R
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                              4,740            9.45%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                             2,790            5.56%

MG Trust Company Cust.
FBO Garvey Corp
700 17th Street, Suite 300
Denver, CO 80202-3531                                8,115           16.18%

Oasys Practice LLC 401(k) Plan
805 S. Wheatley Street, Suite 600
Ridgeland, MS  39157-5005                            3,194            6.37%

Wachovia Bank
FBO Crosstex Energy Services LP 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                            3,165            6.31%

Kira M. Alatar MD
FBO Riverside Family Medicine
401(K) Plan
805 S. Wheatley Street
Ridgeland, MS 39157-5000                             3,442            6.86%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road #2T2
Greenwood Village, CO 80111-5002                     5,127           10.22%

                   AllianceBernstein 2005 Retirement Strategy
                   ------------------------------------------

                                                  No. of
Name and Address                             Shares of Class     % of Class
----------------                             ---------------     ----------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2005 Rt.
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                 318,823           12.63%

GPC Securities Inc.
Agent for Reliance Trust Company FBO
Acton Medical Assoc. PC 401(k) P/S Plan
P.O. Box 79377
Atlanta, GA  30357-7377                           130,355            5.16%

GPC as Agent for Reliance Trust Company
FBO Charles F. Connolly Distrib EES PSP
P.O. Box 79377
Atlanta, GA  30357-7377                           378,693           15.00%

NFS LLC FEBO
Bankers Trust Co.
P.O. Box 897
Des Moines, IA 50306-0897                         337,875           13.38%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                          4,230            7.09%

Frontier Trust Company Cust
c/f Sarah G. Shinpock IRA Rollover
5351 Avery Woods Lane
Knoxville, TN  37921-5244                           7,017           11.77%

Robert E. Zimmerman and
Virginia V. Greer JTWROS
1201 8th Avenue, N.E. Trlr. 92
Aberdeen, SD  57401-2590                            3,426            5.74%

NFS LLC FEBO NFS/FMTC IRA
FBO Thaddeus S. Kelly
55 Ainsworth St.
Roslindale, MA  02131-1942                          7,593           12.73%

Ameritrade Inc., FBO
P.O. Box 2226
Omaha, NE  68103-2226                              10,091           16.92%

Raymond James & Assoc. Inc. CSDN
FBO David W. Sorenson IRA
P.O. Box 1473
Yreka, CA 96097-1473                                5,179            8.68%

Class C
-------

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                          41,146           40.18%

Michael J. Klinge/Marlena A. Humphrey
FBO KECO Engineered Coatings 401K
PSP & Trust
1030 S. Kealing Avenue
Indianapolis, IN 46203-1516                        23,880           23.32%

Frontier Trust Company
c/f Dennis L. Hubbard IRA Rollover
3111 180th Street
Dawson, MN 56232-4155                               7,030            6.86%

Advisor Class
-------------

Frontier Trust Company
c/f Bridget A. Browne IRA R/O
151 Hunt Avenue
Pearl River, NY  10965-1881                         6,686           14.64%

Giaquinta Irrev. Living Trust DTD 12/27/06
Gaetana Giaquinta as Grantor
John Giaquinta TTEE
4 Redgrave Avenue
Staten Island, NY  10306-3619                      34,333           75.18%

Class I
-------

JP Morgan TTEE for the GZA
Geoenvironmental Inc. Restated 401(k)
Profit Sharing Plan
9300 Ward Parkway
Kansas City, MO  64114-3317                        16,439           10.01%

Taynik & Co. 401(k) Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA  02116-5021                             38,118           23.21%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                        86,498           52.67%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way
Norwood, MA 02062-1599                            102,872            6.02%

NFS LLC FEBO
State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                            87,986            5.15%

MG Trust Company Cust FBO
Gynecological & Obstetrical Assoc O
700 17th Street, Suite 300
Denver, CO 80202-3531                             130,980            7.67%

Orchard Trust Company LLC TTEE Cust
Englewood Surgical Associates PA
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  323,448           18.94%

Orchard Trust Company LLC TTEE Cust
FBO Wilton Medical Associates PC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  282,165           16.52%

Orchard Trust Company LLC TTEE
FBO North Suburban Pediatrics
S C Profit Sharing Plan & Trust
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  163,478            9.57%

Class R
-------

Wachovia Bank
FBO Crosstex Energy Services LP 401K
1525 West Wt Harris Boulevard
Charlotte, NC 28288-0001                           27,873            7.67%

NFS LLC FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                          256,188           70.51%

MG Trust Company Cust
FBO Intermark USA, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                              18,494            5.09%

                   AllianceBernstein 2010 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

MLPF&S for the Sole Benefit of its
Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      408,507            5.79%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         665,925            9.44%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atruim Drive
Somerset, NJ 08873-4162                          514,334            7.29%

Class B
-------

MLPF&S for the Sole Benefit of its
Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                      12,048           10.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       16,509           14.45%

Frontier Trust Company
FBO Pat M. Booth IRA Rollover
1728 Kingsgate Court
Alexandria, VA 22302-2637                          9,922            8.69%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                      88,678           37.59%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       32,049           13.58%

MG Trust Company Cust FBO
International Quality Consultants
700 17th Street, Suite 300
Denver, CO 80202-3531                             13,476            5.71%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN  46206-9102                     108,875            8.26%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN  46206-9102                     396,843           30.11%

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                          635,781           48.24%

Class I
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                     110,757            7.26%

Charles Schwab & Co.
FEBO Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                      77,190            5.06%

Taynik & Co. 401K Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116-5021                            221,158           14.49%

Wells Fargo Bank NA
FBO Ret. Plan. Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                      526,555           34.50%

Attn: Mutual Fund OPS
P.O. Box 3198
Pittsburgh, PA 15230-3198                        137,441            9.00%

MAC & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        222,824           14.60%

Class K
-------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       1,684,315           28.44%

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way, MSC N-3-G
Norwood, MA 02062-1599                           370,398            6.26%

NFS LLC FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         913,690           15.43%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                       80,333            6.31%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         437,867           34.37%

Wachovia Bank
FBO New York City Housing Dev. Corp.
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        114,488            8.99%

Wachovia Bank
FBO Crosstex Energy Services L.P. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                         89,344            7.01%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atruim Drive
Somerset, NJ 08873-4162                           73,277            5.75%

                   AllianceBernstein 2015 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
--------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         885,135            9.49%

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2015 Rt
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                 506,702            5.43%

GPC Securities Inc.
Agent for Reliance Trust Company
FBO Penn Engineering P/S & 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377                           482,402            5.17%

Class B
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                       17,033            5.38%

NFS LLC
FEBO JP Morgan Chase Bank Trad R/O Cust.
IRA of Bernard J. Toebbe
585 Pine Creek Trail
Shepherdsville, KY  40165-9562                    22,374            7.06%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                     136,741           46.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       21,300            7.19%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                            18,229            6.15%

MG Trust Company Cust
FBO International Quality Consultants
700 17th Street, Suite 300
Denver, CO 80202-3531                             18,524            6.25%

Advisor Class
-------------

American United Life Cust FBO
American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      675,993           63.03%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  59,474            5.55%

New York Life Trust Company
Crowder Construction Company
51 Madison Avenue, Room 117A
New York, NY 10010-1603                           84,554            7.88%

Class I
-------

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                    1,248,831           27.79%

Attn: Mutual Fund OPS
P.O. Box  3198
Pittsburg, PA 15230-3198                       1,736,749           38.65%

Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        361,469            8.04%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way, MSC N-3-G
Norwood, MA 02062-1599                           989,713           10.20%

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       2,858,860           29.46%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                        862,404            8.89%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                          987,251           10.17%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, Fl 32246-6484                      139,165            5.49%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         969,326           38.27%

Wachovia Bank
FBO Crosstex Energy Services LP 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        246,020            9.71%

NFS LLC
FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         271,396           10.72%

                   AllianceBernstein 2020 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                       1,641,935           14.06%

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43218-2029                         660,797            5.66%

Orchard Trust Company TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 8011-5002                  904,616            7.75%

GPC Securities Inc.
Agent for Reliance Trust Company FBO
Penn Engineering P/S & 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377                           773,753            6.63%

Class B
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                      41,787           13.11%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                     191,909           42.50%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       35,114            7.78%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       88,585            8.90%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      569,144           57.17%

New York Life Trust Company
Evening Post Published Company
& Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                          116,436           11.69%

Class I
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      271,359            8.47%

Taynik & Co 401K Plan
c/o Investors Bank & Trust Co
200 Clarendon Street
Boston, MA 02116-5021                            193,854            6.05%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                    1,000,242           31.22%

New York Life Trust Company
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                          307,259            9.59%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        429,109           13.39%

Orchard Trust Company LLC TTEE Cust
Muskegon Surgical Associates PC
8515 E. Orchard Road, # 2T2
Greenwood Village, CO 80111-5002                 201,395            6.29%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way MSC N-3-G
Norwood, MA 02062-1599                         1,144,307            8.59%

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       3,506,684           26.31%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                      1,310,170            9.83%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                        2,082,809           15.63%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      186,872            5.58%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         991,546           29.60%

Wachovia Bank
FBO Crosstex Energy Services L.P. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        399,859           11.94%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         352,914           10.54%

New York Life Trust Company
Coloplast Corp 401(k) Plan
51 Madison Avenue, Room 117A
New York, NY  10010-1603                         261,891            7.82%

                   AllianceBernstein 2025 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         985,387            9.41%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, # 2T2
Greenwood Village, CO 80111-5002                 827,920            7.91%

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2025 R
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002              1,198,215           11.44%

GPC Securities Inc
Agent for Reliance Trust Company
FBO Penn Engineering P/S & 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377                           658,659            6.29%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       12,150            6.93%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                       23,315           13.26%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                     155,613           50.91%

Advisor Class
-------------

American United life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      441,480           58.78%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  90,953           12.11%

New York Life Trust Company
Crowder Construction Company
51 Madison Avenue, Room 117A
New York, NY 10010-1603                           50,060            6.66%

Class I
-------

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                      854,982           37.94%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave, Room 117A
New York, NY 10010-1603                          265,102           11.76%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        296,160           13.14%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co.
PS Plus Plan
1 Investors Way, MSC N-3-G
Norwood, MA 02062-1599                         1,115,800            9.95%

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       2,452,740           21.87%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                      1,327,187           11.83%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                        1,420,227           12.66%

Orchard Trust Company LLC TTEE
FBO New England Dermatology PC
401(K) Plan and Trust
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                 728,903            6.50%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      262,152            9.69%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         899,957           33.27%

Wachovia Bank
FBO Crosstex Energy Services L.P. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        340,897           12.60%

NFS LLC
FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         246,917            9.13%

                   AllianceBernstein 2030 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      534,965            6.33%

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                        1,129,388           13.36%

GPC Securities Inc Agent for Reliance
Trust Company FBO
Penn Engineering P/S & 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377                           498,424            5.90%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                879,934           10.41%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      207,807           55.25%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       96,256           15.56%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      327,089           52.86%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E orchard Road # 2T2
Greenwood Village, CO 80111-5002                  55,775            9.01%

Class I
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      105,069            6.23%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O. Box 1533
Minneapolis, MN  55480-1533                      426,657           25.29%

Taynik & Co. 401K Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116-5021                            156,337            9.27%

New York Life Trust Company
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                           90,693            5.38%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        272,968           16.18%

Class K
-------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       2,064,141           23.48%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                        997,337           11.34%

Mercer Trust Co. TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way
Norwood, MA 02062-1599                           705,517            8.03%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                        1,370,195           15.59%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      215,350            7.29%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         866,467           29.35%

NFS LLC
FEBO State Street Bank Trust Co. TTEE
Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         159,968            5.42%

New York Life Trust Company
Coloplast Corp. 401(k) Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                          411,307           13.93%

                   AllianceBernstein 2035 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         723,338           12.51%

Orchard Trust Company LLC TTEE
Employee Benefit Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                 338,911            5.86%

Great West List & Annuity
GWLA-FII-AllianceBernstein 2035 RT
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111-5002                 420,707            7.27%

GPC Securities Inc Agent for Reliance
Trust Company FBO
Penn Engineering P/S & 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377                           442,005            7.64%

Class B
-------

Frontier Trust Company
c/f John C. Mercer SEP IRA
4352 Sutler Hill Square
Fairfax, VA  22033-4258                            9,524            7.72%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                       71,192           36.04%

Frontier Trust Company
Octane Design
Thomas C. Demay, Jr.
350 N. Main Street, Unit 617
Royal Oak, MI  48067-4124                         10,688            5.41%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                        11,395            5.77%

Frontier Trust Company
c/f Lisa A. Thomaier
IRA Rollover
1373 Tullo Road
Martinsville, NJ  08836-2130                      11,453            5.80%

Advisor Class
-------------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162                           40,221            9.60%

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       28,473            6.80%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      156,210           37.28%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  43,007           10.26%

New York Life Trust Company
Crowder Construction Co.
51 Madison Avenue, Room 117A
New York, NY  10010-1603                          36,872            8.80%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                      71,223            6.14%

Taynik & Co. 401K Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116-5021                             77,814            6.71%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O.  Box 1533
Minneapolis, MN  55480-1533                      360,490           31.08%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        153,815           13.26%

Class K
-------

Mercer Trust Company TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way
Norwood, MA  02062                               364,511            6.25%

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       1,630,897           27.98%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                        614,780           10.55%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                          672,989           11.55%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                     113,119            6.27%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         756,728           41.94%

Wachovia Bank
FBO Crosstex Energy Services L.P. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        112,935            6.26%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         158,811            8.80%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                 112,836            6.25%

                   AllianceBernstein 2040 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Adminstration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                      570,838           10.79%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         781,774           14.78%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road
Greenwood Village, CO  80111-5002                343,841            6.50%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                     402,738            7.61%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                        5,955            5.60%

Frontier Trust Company Cust.
FBO Mary K. Nagy IRA Rollover
9 Bronia Street
Howell, NJ  07731-3804                             6,005            5.65%

American Enterprise Investment Services
P.O. Box 9446
Minneapolis, MN  55474-0001                        5,531            5.20%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                      72,854           54.20%

MLPF&S For the Sole Benefit of its
Customers
Attn: Fund Admin
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 3224606484                      118,145           60.29%

Advisor Class
-------------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162                           55,835           14.96%

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       32,886            8.81%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                      137,601           36.86%

Peter D. Ingebrand
FBO Twin Cities - Metro CDC 401K PSP &
Trust
3495 Vadnais Center Drive
Saint Paul, MN 55110-5194                         20,017            5.36%

Wells Fargo Bank NA
Wellspan Rsp
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  42,648           11.42%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                      63,314            6.69%

Taynik & Co. 401K Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116-5021                             53,050            5.61%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O.  Box 1533
Minneapolis, MN  55480-1533                      269,024           28.42%

MAC & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198                        205,475           21.71%

Orchard Trust Company LLC TTEE CUST
Webcor Builders 401K PSP
P.O. Box 85484
San Diego, CA 92186-5484                          48,443            5.12%

Class K
-------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                       1,080,378           29.62%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                        220,404            6.04%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                          572,123           15.68%

Class R
-------

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         403,776           24.17%

Wachovia Bank
FBO Crosstex Energy Services LP 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        114,430            6.85%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  84,120            5.04%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                         149,683            8.96%

New York Life Trust Company
Coloplast Corp. 401(k) Plan
51 Madison Avenue, Room 117A
New York, NY  10010-1603                         271,701           16.27%

                   AllianceBernstein 2045 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                         486,808           14.66%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                216,258            6.51%

Wachovia Bank
FBO Jet Aviation Holdings Inc. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                        295,349            8.89%

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2045 Ret.
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                403,243           12.14%

Class B
-------

Frontier Trust Company
Blue Ridge Nursery & Landscaping
Brent H. Nienhuis
14295 Carol Street
Holland, MI  49424-1647                            1,731            5.60%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                        1,651            5.33%

Frontier Trust Company
c/f Robert F. Howarth IRA
7220 Wedding Ring Way
Columbia, MD  21045-5239                           3,794           12.26%

Advisor Class
-------------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ 08873-4162                           81,620           30.20%

American United Life Cust FBO
American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       60,425           22.35%

New York Life Trust Company
Crowder Construction Company
51 Madison Avenue, Room 117A
New York, NY 10010-1603                           14,068            5.20%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002                  36,999           13.69%

Class I
-------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94101-4151                      32,485            6.26%

AIG Retirement Services Company
FBO AIGFSB Cust TTEE FBO
Suffolk County
292 Allen Parkway A6-20
Houston, TX 77019-2118                            43,272            8.33%

Wells Fargo Bank NA
FBO Ret. Plan Svcs.
P.O.  Box 1533
Minneapolis, MN  55480-1533                      245,913           47.37%

Class K
-------

Citistreet Retirement Services
Reliance Trust Company
400 Atrium Drive
Somerset, NJ  08873-4162                         544,349           28.26%

Mercer Trust Company TTEE
FBO Solo Cup Co.
Profit Sharing Plus Plan
1 Investors Way MSC N-3-G
Norwood, MA  02062-1599                          127,933            6.64%

New York Life Trust Company
Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ 07054-1007                        130,467            6.77%

NFS LLC FEBO
State Street Bank Trust Co
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                          229,848           11.93%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL  32246-6484                      67,068            6.92%

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                         366,673           37.81%

Wachovia Bank
Edison Parking Corporation 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                         52,746            5.44%

Wachovia Bank
Crosstex Energy Services L.P. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                         84,090            8.67%

NFS LLC
FEBO State Street Bank Trust Co.
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY  10577-2139                          68,858            7.10%

                   AllianceBernstein 2050 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                       41,787           18.04%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westmood, MA 02090-2318                           33,798           14.59%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                 62,166           26.83%

Great West Life & Annuity
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                  17,032            7.35%

Class B
-------

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968                             282            7.00%

Frontier Trust Company
c/f Vanessa M. Cabana IRA Rollover
112 Pulaski Boulevard
Bellingham, MA 02019-2743                          1,293           32.05%

Frontier Trust Company
c/f Robert M. Witt Roth IRA
473 Western Avenue
Albany, NY 12203-1512                                420           10.42%

Frontier Trust Company
c/f Danielle K. Dear Roth IRA
6559 Royal Parkway N.
Lockport, NY 14094-6615                              562           13.92%

First Clearing LLC
Christopher J. Suzadail IRA FCC as
Custodian
319 Adams Street
Williamsport, PA  17701-2301                         243            6.03%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                        5,732           62.09%

Frontier Trust Company
Group 5 & Associates
Nathan J. Trenteseaux
16050 N.W. 122nd Lane
Alachua, FL 32615-0220                               498            5.39%

S.P.E.A.R. Physical Therapy
FBO Jessica Kruth
Daniel Rootenberg & David Endres Trustees
120 E. 56th Street, Suite 1010
New York, NY 10022-3652                              501            5.42%

American Enterprise Investment Svcs
P.O. Box 9446
Minneapolis, MN 55474-0001                           740            8.01%

Advisor Class
-------------

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                       13,679           21.92%

Wells Fargo Bank NA
FBO Wellspan RSP
8515 E. Orchard Road, #2T2
Greenwood Village, CO 8011-5002                   36,617           58.68%

MG Trust Company Cust
FBO Mead Enterprises, Inc.
100 17th Street, Suite 300
Denver, CO 80202-3532                              3,292            5.28%

New York Life Trust Company
Evening Post Published Company &
Affiliated Companies
51 Madison Avenue, Room 117A
New York, NY 10010-1603                            3,676            5.89%

Class I
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                       10,793           22.95%

NFS LLC FEBO
Marshall & Ilsley Trust Co. NA
FBO Bank 98 DLY RCRDKPG
Attn: Mutual Funds 11270 W. Park Place
Suite 400
Milwaukee, WI 53224-3638                          11,704           24.88%

Taynik & Co. 401(k) Plan
c/o Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA  02116-5021                             8,300           17.65%

NFS LLC FEBO T. Cooper/D. Gilbert TTEES
Plumbers & Steamfitters Loc. 52
Defined Contribution Pens. Plan
P.O. Box 211105
Montgomery, AL  36121-1105                        12,480           26.53%

Class K
-------

FIIOC as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                          62,292           48.29%

NFS LLC
FEBO Jerry Green TTEE
Fenway Community Health Center, 403B
Tax Sheltered
7 Haviland Street
Boston, MA 02115-2683                              9,427            7.30%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                        5,505            8.49%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                            9,003           13.89%

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                        9,070           13.99%

DWS Trust Co. TTEE
FBO Advantage Sign Supply Inc.
Retirement Savings Plan
P.O. Box 1757
Salem, NH 03079-1143                               9,364           14.44%

MG Trust Company Cust
FBO Garvey Corp
700 17th Street, Suite 300
Denver, Co 80202-3531                              3,863            5.96%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                   6,643           10.25%

                   AllianceBernstein 2055 Retirement Strategy
                   ------------------------------------------

                                                 No. of
Name and Address                             Shares of Class    % of Class
----------------                             ---------------    ----------

Class A
-------

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009                    6,900            9.95%

Charles Schwab & Co. for the Exclusive
Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                       3,848            5.55%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                           15,503           22.36%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO  80111-5002                  5,833            8.41%

MG Trust Company Cust
FBO Lithographics Inc. 401K Retirement
700 17th Street, Suite 300
Denver, CO 80202-3531                             20,453           29.50%

Class B
-------

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA 92121-1968                             548           27.61%

Frontier Trust Company
c/f Michael A. Salamanca IRA R/O
14271 S.W. 18th Street
Miami, FL 33175-7806                                 436           21.98%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484                          291            5.89%

Raymond James & Assoc Inc. CSDN
FBO John J. Siracusa Minor RIRA
Mary Siracusa GRDN
900 N Harvard Avenue
Ventnor City, NJ 08406                             1,530           30.99%

Raymond James & Assoc Inc. CSDN
FBO Megan E. Siracusa Minor RIRA
Mary Siracusa GRDN
900 N. Harvard Avenue
Ventnor City, NJ 08406-1126                        1,103           22.34%

American Enterprise Investment Services
P.O. Box 9446
Minneapolis, MN 55474-0001                           565           11.45%

Advisor Class
-------------

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                        4,737           30.37%

Wells Fargo Bank NA
Wellspan RSP
c/o Fascore LLC
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                   8,113           52.01%

Class I
-------

Taynik & Co. 401K Plan
C/O Investors Bank & Trust Co.
200 Clarendon Street
Boston, MA 02116-5021                              1,581           16.63%

NFS LLC FEBO
T. Cooper/D. Gilbert TTEES
Plumbers & Steamfitters Loc 52
Defined Contribution Pens Plan
P.O. Box 211105
Montgomery, AL 36121-1105                          6,826           71.82%

Class K
-------

FIIOC as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1987                          28,918           43.02%

Mercer Trust Company TTEE
FBO Dofasco Tubular Products Savings Plan
1 Investors Way MSC N-3-G
Norwood, MA 02062-1599                             3,513            5.23%

Mercer Trust TTEE
FBO Copperweld Shelby Division Savings
Plan
P&M Employees
1 Investors Way MSC N-3-G
Norwood, MA 02062-1599                             5,190            7.72%

NFS LLC FEBO
State Street Bank Trust Co
TTEE Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577-2139                            5,805            8.64%

Orchard Trust Company LLC TTEE
FBO Miami Diver Inc
401K PSP 8515 E Orchard Road
#2T2
Greenwood Village, CO 80111-5002                  12,319           18.33%

Class R
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                              784            5.32%

American United Life Cust
FBO Aul American Group Retirement Annuity
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                        2,590           17.59%

American United Life Cust
FBO American United Trust
One American Square
P.O. Box 1995
Indianapolis, IN 46206-9102                        1,497           10.16%

State Street Bank & Trust Co Cust
FBO Potts Minter & Associates
401K Plan
801 Pennsylvania Avenue
Kansas City, MO 64105-1307                         2,051           13.93%

State Street Bank and Trust Co
As c/f Agel Enterprises 401K Plan
801 Pennsylvania Avenue
Kansas City, MO 64105-1307                         2,072           14.07%

MG Trust Company Cust FBO
The David Group Profit Sharing Plan and
Trust
700 17th Street, Suite 300
Denver, CO 80202-3531                                847            5.75%

Orchard Trust Company LLC TTEE
Employee Benefits Clients
8515 E. Orchard Road, #2T2
Greenwood Village, CO 80111-5002                   1,018            6.92%

McCarl S Services, Inc.
Ret Plan Savings
805 S. Wheatley Street, Suite 600
Ridgeland, MS 39157-5005                           1,328            9.02%

Custodian
---------

          State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, will act as each Strategy's custodian for the assets of such Strategy but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Strategy. Under the Distribution Services Agreement between the Strategies and ABI, the Strategies have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the independent registered public accounting firm for the Strategies.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Strategies with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Strategies for the fiscal year ended August 31, 2008 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual report. The annual report was filed on Form N-CSR with the Commission on November 6, 2008. This report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the Securities and Exchange Commission in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-US markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible). In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and out clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation including proposals that seek to specify the measurement of performance based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may reasonably be viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

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